AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated June 8, 2022

to the Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”),

each dated April 29, 2022

The SAI and Prospectus are hereby supplemented as follows to reflect that Chang Suh, Chief Executive Officer and Chief Investment Officer, and William K. Pierce, Senior Portfolio Manager, have assumed primary responsibility for the day-to-day management of the HIT portfolio:

1)	The information appearing in the second paragraph under the section of the Prospectus entitled Portfolio Management is deleted and replaced with the following:

Chang Suh, Chief Executive Officer and Chief Investment Officer, and William K. Pierce, Senior Portfolio Manager, have primary responsibility for day-to-day management of the HIT’s portfolio. Mr. Suh has been a key member of the HIT’s Portfolio Management Group since 1998, including 19 years as Chief Portfolio Manager and Chief Investment Officer. Mr. Pierce, who joined the HIT’s Portfolio Management Group as Portfolio Manager in October 2020, has 8 years’ experience in the financial markets. Both hold the CFA Institute’s Chartered Financial Analyst designation. Messrs. Suh and Pierce do not manage other accounts.

2)	The information appearing in the second and third paragraphs under the section of the Prospectus entitled Management and Structure—Management is deleted and replaced with the following:

Chang Suh, Chief Executive Officer and Chief Investment Officer, and William K. Pierce, Senior Portfolio Manager, have primary responsibility for day-to-day management of the HIT’s portfolio. Mr. Suh has been a key member of the HIT’s Portfolio Management Group since 1998, including 19 years as Chief Portfolio Manager and Chief Investment Officer. Mr. Pierce, who joined the HIT’s Portfolio Management Group as Portfolio Manager in October 2020, has 8 years’ experience in the financial markets. Both hold the CFA Institute’s Chartered Financial Analyst designation.

The SAI provides information about the structure of Messrs. Suh’s and Pierce’s compensation and their potential ownership of an interest in the HIT through the HIT’s 401(k) Plan. Messrs. Suh and Pierce do not manage other accounts.

3)	The following information appearing in the table under the section of the SAI entitled Management of the HIT—Executive Officers is deleted:

Name & Age	Current Position with the HIT	Length of Time Served with the HIT	Previous Principal Occupations over at Least Past 5 Years
Michael Cook Age 42	Chief Portfolio Manager since 2021	Service Commenced February 2003	Formerly Co-Chief Portfolio Manager, Senior Portfolio Manager, Assistant Portfolio Manager, AFL-CIO Housing Investment Trust
4)	The information appearing under the section of the SAI entitled Management of the HIT—Portfolio Managers is deleted and replaced with the following:

The HIT’s portfolio is internally managed and has no contract with an investment adviser. The Board of Trustees has determined that that the HIT’s internalized management structure is in the best interest of the HIT and the Participants. The members of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT’s portfolio are Chang Suh and William K. Pierce. Messrs. Suh and Pierce do not manage any other accounts and have no ownership interest in the HIT.

As of the filing of this SAI, the HIT’s portfolio managers’ compensation primarily consists of base salary, which is determined by their experience and performance in the role. In addition, the portfolio managers are eligible to participate in the HIT’s Retirement and 401(k) Plans (see “THE RETIREMENT PLAN” and “THE 401(K) PLAN” above), as well as the standard health and welfare benefits available to all HIT employees. In connection with his role as Chief Executive Officer of the HIT, Mr. Suh also participates in a NDCA (see “2021 COMPENSATION TABLE” above). In addition, all employees, including the portfolio managers, may on occasions receive merit bonuses based on management’s subjective assessment of individual contributions or the success of the organization. Such merit bonuses are not calculated based on the performance returns of the portfolio. All other components of the portfolio managers’ compensation, such as retirement compensation and standard benefits, are either fixed amounts or amounts based on fixed calculations with fixed inputs.

Shareholders should retain this Supplement for future reference

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